DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated April 30, 2010

The following information replaces the first paragraph in the section entitled, “Investment Strategies and Risks – Foreign Investments”.  These changes will be effective sixty (60) days after the date of this Supplement.

Foreign Investments
The Fund may invest up to 30% of its net assets in foreign securities, including permitting the Fund to invest up to 10% of its net assets in emerging markets. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2010.